UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 21, 2022

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Hillcrest Avenue
Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2022, Hilltop Holdings Inc., or the Company, held its 2022 Annual Meeting of Stockholders, or the 2022 Annual Meeting. At the 2022 Annual Meeting, the Company’s stockholders approved an amendment, or the Amendment, to the Hilltop Holdings Inc. Employee Stock Purchase Plan, or the ESPP, to increase the number of shares reserved for issuance under the ESPP by 800,000 shares to a total of 1,400,000 shares of common stock. The Amendment had previously been adopted by the Company’s board of directors subject to stockholder approval. A description of the material terms of the Amendment is set forth under the heading “Proposal Three — Approval of Amendment to the Hilltop Holdings Inc. Employee Stock Purchase Plan” in the Company’s Definitive Proxy Statement on Schedule 14A for the 2022 Annual Meeting, filed with the Securities and Exchange Commission on May 2, 2022, and is incorporated by reference herein.

The foregoing summary and the description of the Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting, which was held virtually, stockholders were asked to vote on four proposals: the election of the 18 director nominees named in the proxy statement; a non-binding advisory vote to approve executive compensation; an amendment to the ESPP; and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results at the 2022 Annual Meeting were as follows:

Proposal No. 1:	The stockholders elected the following 18 director nominees to serve on the Company’s Board of Directors until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified.

Name	For	Against	Withheld	Broker Non-Votes
Rhodes R. Bobbitt	62,343,212		1,241,086	5,146,901
Tracy A. Bolt	63,098,632		485,666	5,146,901
J. Taylor Crandall	50,607,048		12,977,250	5,146,901
Hill A. Feinberg	58,393,911		5,190,387	5,146,901
Gerald J. Ford	58,524,955		5,059,343	5,146,901
Jeremy B. Ford	62,280,021		1,304,277	5,146,901
J. Markham Green	62,348,168		1,236,130	5,146,901
William T. Hill, Jr.	50,192,258		13,392,040	5,146,901
Charlotte Jones	57,065,733		6,518,565	5,146,901
Lee Lewis	58,958,180		4,626,118	5,146,901
Andrew J. Littlefair	62,781,061		803,237	5,146,901
Tom C. Nichols	62,760,855		823,443	5,146,901
W. Robert Nichols, III	35,898,290		27,686,008	5,146,901
Kenneth D. Russell	58,883,445		4,700,853	5,146,901
A. Haag Sherman	38,649,268		24,935,030	5,146,901
Jonathan S. Sobel	55,960,941		7,623,357	5,146,901
Robert C. Taylor, Jr.	50,666,900		12,917,398	5,146,901
Carl B. Webb	58,952,226		4,632,072	5,146,901

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Proposal No. 2: The stockholders approved, on an advisory basis, the 2021 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
61,986,413	1,499,326	98,559	5,146,901

Proposal No. 3: The stockholders approved the amendment to the ESPP that increases the number of shares of common stock reserved for issuance under the ESPP.

For	Against	Abstain	Broker Non-Votes
63,424,815	61,518	97,965	5,146,901

Proposal No. 4: The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain	Broker Non-Votes
67,319,715	1,136,567	274,917	-

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit(s) are filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit
10.1	First Amendment to Hilltop Holdings Inc. Employee Stock Purchase Plan.

104	Cover Page Interactive File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: July 22, 2022	By:	/s/ COREY PRESTIDGE
	Name:	Corey G. Prestidge
	Title:	Executive Vice President, General Counsel & Secretary

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